UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 21, 2015

Date of report (Date of earliest event reported)

LifeLock, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35671	56-2508977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Rio Salado Parkway

Suite 400

Tempe, Arizona 85281

(Address of Principal Executive Offices) (Zip Code)

(480) 682-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 21, 2015, we issued a press release in response to a filing by the Federal Trade Commission related to us. We have attached a copy of our press release, with our statement in response to the filing, as Exhibit 99.1.

Item. 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is being furnished with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release, dated July 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOCK, INC.

Date: July 21, 2015	By:	/s/ Todd Davis
Todd Davis
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 21, 2015.